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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                   May  15, 2001                                0-6770
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  Date of Report (Date of earliest event reported)       Commission File Number



                             GLOBALTRON CORPORATION
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             (Exact name of registrant as specified in its charter)



                 Florida                                 65-06698942
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     (State or other jurisdiction of            (I.R.S. Employer Identification
      incorporation or organization)            Number)



                            100 N. Biscayne Blvd., Suite 2500
                                  Miami, Florida 33132
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                   (Address of Principal Executive Offices) (Zip Code)



                                     (305) 371-3300
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                  (Registrant's telephone number, including area code)


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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

   (a)   Financial Statements

         Financial statements for Phone 1, Inc. will be filed by amendment within 60 days following the closing of the transaction.

   (b)   Pro Forma Financial Information

         Pro forma financial information will be filed by amendment within 60 days following the closing of the transaction.

   (c)   Exhibits
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         10.37    Common Stock Purchase Agreement dated May 15, 2001 between
                  Globaltron  Corporation and the shareholders of Phone 1, Inc.

         10.38 Form of Pledge and Security Agreement to be entered at the Closing between Globaltron Corporation and the shareholders of Phone 1, Inc.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: May 16, 2001                            GLOBALTRON CORPORATION
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                                               By: /s/ Syed Naqvi
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                                                   Syed Naqvi, Controller